UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                                  QUAMTEL, INC.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                                  QUAMTEL, INC.
                          14911 Quorum Drive, Suite 140
                               Dallas, Texas 75254

To the Stockholders of Quamtel, Inc.:

     On November 13, 2012, our Board of Directors adopted a resolution to amend our Articles of Incorporation to change our name to "DataJack, Inc." Such action is described in more detail in the attached Information Statement.

     On or about December 31, 2012 the holders of approximately 54.5% of our common stock will approve the Amendment by written consent, which approval will be more than twenty days from the date of the mailing of this Information Statement.

     This Information Statement is being sent to you for informational purposes only. We are not asking for a proxy or vote on any of the matters described therein. However, we encourage you to read the Information Statement carefully.

                                           Sincerely,


                                           /s/ Stuart Ehrlich
                                           -------------------------------------
                                           Stuart Ehrlich, President

Dallas, Texas
December 10, 2012

                                  QUAMTEL, INC.
                          14911 Quorum Drive, Suite 140
                               Dallas, Texas 75254

                              INFORMATION STATEMENT
                                       AND
                    NOTICE OF ACTION TAKEN WITHOUT A MEETING

     This Information Statement and Notice of Action Taken Without a Meeting is being furnished by the Board of Directors (the "Board") of Quamtel, Inc. (the "Company," "we", "our" or "us") to the holders of our common stock, $0.001 par value per share (the "common stock") at December 3, 2012 (the "Record Date") in connection with the filing of the Amendment to the Articles of Incorporation (the "Amendment"), in the form attached hereto as Annex A, which will change the name of the Company from Quamtel, Inc. to DataJack, Inc.

     Pursuant to Section 78.320 of the Nevada Revised Statutes (the "NRS"), any action that may be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Under federal law these proposals may not be effected until at least twenty (20) days after this Information Statement has first been sent to our stockholders, at which time, we intend to file the Amendment with the Nevada Secretary of State.

     Our Board will obtain the required approval for the Amendment by means of a written consent of stockholders effective on or about December 31, 2012. A meeting to approve the Amendment is therefore unnecessary, and our Board decided to forego the expense of having one.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

     This Information Statement is first being mailed on or about December 10, 2012, to the holders of our outstanding common stock as of the Record Date.

                         ABOUT THE INFORMATION STATEMENT

GENERAL

     The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company's common stock.

     The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

                                 Quamtel, Inc.
                         14911 Quorum Drive, Suite 140
                              Dallas, Texas 75254
                              Fax: (972) 980-3739

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

     This information statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to notify the Company's stockholders as of the close of business on the Record Date of the approval of the Amendment. Nine stockholders holding 54.9% of the Company's outstanding common stock will consent to the Amendment and the Plan pursuant to a written consent effective on or about December 31, 2012.

WHO IS ENTITLED TO NOTICE?

     Each outstanding share of common stock as of record on the close of business on the Record Date, which is December 3, 2012, will be entitled to notice of the approval of the Amendment. Under the NRS, all the activities requiring stockholders approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the stockholders. No action by the minority stockholders in connection with the Amendment is required.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

     The voting power entitled to vote on the proposals consists of the vote of the holders of a majority of the voting power of the common stock, each of whom is entitled to one vote per share. As of the record date, 109,780,656 shares of common stock were issued and outstanding.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

     The affirmative vote of a majority of the shares of our common stock outstanding on the Record Date is required for approval of the Amendment. The approval of such majority will be obtained pursuant to a written consent effective on December 31, 2012.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     As of the Record Date, the Company's authorized capitalization consisted of 200,000,000 shares of common stock, of which 109,780,656 shares were issued and outstanding. Holders of common stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of common stock. The following stockholders (holding the indicated number of shares) will vote in favor of the proposal:

           Holder                           Number of Shares     Percentage
           ------                           ----------------     ----------

     Nathan Ehrlich                            2,900,000             2.6
     Stuart Ehrlich                            3,000,000             2.7
     Anthony Gallo                             3,014,764             2.7
     Warren Gilbert individually and
      for Gilder Funding                      20,400,000            18.6
     Costoula Goulakos                         2,000,000             1.8
     Howard Rubin                              3,490,000             3.2
     SGC Family Trust                          2,000,000             1.8
     Gerald & Seena Sperling                  16,000,000            14.6
     Eleltec                                   7,000,000             6.4
                                              ----------            ----

          Total                               59,804,764            54.5
                                              ==========            ====

     Pursuant to Rule 14c-2 under the Exchange Act, the Amendment and the Plan will not be effected until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the stockholders. The Amendment will become effective with the Secretary of State of the State of Nevada on the close of business on December 31, 2012. The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material. This Information Statement will serve as written notice to stockholders pursuant to the NRS.

     SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth information with respect to the beneficial ownership of the Company's common stock as of December 3, 2012 by: (1) each person who is a beneficial owner of more than 5% of the Company's common stock,
(2) each of the Company's directors, (3) each of the Company's named executive officers, and (4) all of the Company's executive officers and directors as a group.

     Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Exchange Act and includes voting and investment power with respect to the securities. Except as indicated in the footnotes to the table below and to our knowledge, each stockholder named in the table has sole voting and investment power with respect to the shares shown as beneficially owned by such stockholder.

     In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to warrants currently exercisable or exercisable within 60 days after the date hereof are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of the Record Date, we had 109,780,656 issued and outstanding shares of common stock.

     Unless otherwise indicated, the address of each listed person is in care of us at 14911 Quorum Dive, Suite 140, Dallas, Texas 75254.

  Title of                                        Number of       Percentage of
    Class          Name of Owner               Shares Owned(1)   Common Stock(2)
    -----          -------------               ---------------   ---------------
Common Stock     Stuart Ehrlich                  3,000,000            2.7
                 Gladys Perez                    7,200,000(3)         6.6
                 Marc Moore                        125,000             (6)
                 Leo Hinkley                        75,000             (6)
                 eTeltec, Inc.                   7,000,000(4)         6.4
                 Steven Ivester                  7,000,000(4)         6.4
                 Warren Gilbert                 20,400,000(5)        18.6
                 Gerald & Sheena Sperling       16,000,000           14.6
                                                ----------           ----
                 All officers and directors
                  as a group (4) persons)       10,400,000            9.5
                                                ==========           ====
----------
(1) Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of December 3, 2012 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.
(2) Percentage based upon 109,780,656 shares of common stock outstanding as of Record Date.
(3) Includes 7,000,000 shares owned by eTeltec Inc. ("eTeltec"). Ms. Perez is the President and owner of eTeltec.
(4) Consists of 7,000,000 shares owned by eTeltec. eTeltec obtained such shares through purchase from Steven Ivester under a Stock Purchase Agreement dated July 1, 2009 for the sum of $4,500,000, payable in a five year unsecured note plus interest at 3.5%. Mr. Ivester and Ms. Perez enjoy a close personal relationship. As such, Mr. Ivester may be deemed to beneficially own all of the shares owned by eTeltec. Mr. Ivester disclaims beneficial ownership of such shares, and the information reported herein shall not be deemed an admission that such reporting person is the beneficial owner of the shares for any purpose, except to the extent of such person's pecuniary interest therein. This ownership disclosure is based in part on a Schedule 13D/A filed with the SEC on January 23, 2010 by eTeltec, Mr. Ivester and Ms. Perez.
(5) Includes 13,025,000 shares of the Company's common stock held by Gilder Funding Corp. Mr. Gilbert controls Gilder Funding Corp.
(6)  Less than 1%.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act, requires the Company's directors, executive officers, and individuals who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership and changes in ownership of common stock with the Securities and Exchange
Commission. Such persons are required by applicable regulations to furnish us with copies of all Section 16(a) reports that they file.

     To the Company's knowledge, based solely on the review of the copies of such reports furnished to the Company, all of the Company's directors, officers and 10% stockholders have complied with the applicable Section 16(a) reporting requirements for the year ended December 31, 2011.

           ACTION 1 - APPROVAL OF AMENDED ARTICLES OF INCORPORATION TO
                           CHANGE THE COMPANY'S NAME

     Effective on December 31, 2012, ten stockholders holding 54.5% of the voting power of the Company's issued and outstanding common stock will execute a written consent in lieu of meeting authorizing our Board of Directors to change the Company's name from Quamtel, Inc. to DataJack, Inc.

PURPOSE OF AMENDMENT

     The Company has been known as "Quamtel, Inc." since July 2009. The Company's principal business is the production and sale of devices that allow computer users to access the Internet wirelessly. Such devices are marketed under the proprietary name "DataJack". As sales of the Company's products have increased, it has become apparent to management that additional marketing opportunities and strategic alliances would be available if the Company's corporate name were allied with its product name.

GENERAL EFFECT OF AMENDMENT

     Changing   our  name  will  not  affect,   in  any  way,  the  validity  or
transferability of currently outstanding stock certificates; however, our stockholders may be asked to surrender the stock certificates that they currently hold in exchange for certificates bearing our new name. The cost of changing our name will be immaterial. Upon the effectiveness of the Amendment with the Secretary of State of the State of Nevada on the close of business on December 31, 2012, the name change will be effective The name under which we trade our common stock on the Over-the-Counter Bulletin Board and our trading symbol on such market will also change.

                        COMMON STOCK AND DIVIDEND POLICY

MARKET INFORMATION

     Our common stock is traded in the over-the-counter market on the OTC Bulletin Board under the symbol QUMI. During the past 12 months the 52-week high price of our stock was $0.73 and 52-week low was $0.03. Upon the effectiveness of the Amendment, the symbol will be changed to DJAK.

HOLDERS

     As of December 3, 2012, 109,780,656 shares of the Company's common stock were held by approximately 270 holders of records.

DIVIDENDS

     We have never paid any dividends, and we do not anticipate any stock or cash dividends, and we do not anticipate any sock or cash dividends on our common stock foreseeable future.

                         DISSENTERS' RIGHTS OF APPRAISAL

     Pursuant to the NRS, no stockholder that objects to the Amendment will have any right to receive from us the fair value of his, her or its shares. The NRS provides that any provision of our Articles of Incorporation may be amended by approval of the Board and the affirmative written consent of the holders of a majority of the voting power of the outstanding shares entitled to vote thereon; provided that, any amendment that would adversely affect the rights of the holders of any class or series of capital stock must be approved by the holders of a majority of the shares of such class or series. The Amendment will be adopted by the holders of a majority of the shares entitled to vote thereon.

                             ADDITIONAL INFORMATION

     PLEASE READ THIS ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Exchange Act, and in accordance therewith, we file annual and quarterly reports, proxy and information statements and other disclaimers with the SEC. These documents and other information can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com.

By Order of the Board of Directors,


/s/ Stuart Ehrlich
---------------------------------
Stuart Ehrlich,
President

Dallas, Texas
December 10, 2012

ANNEX A

Certificate of Amendment                 Filed in the Office of            Document No. 20120786305-05
(Pursuant to NRS 78.385 and 78.390)      Ross Miller                       11/21/2012 10:00AM
                                         Secretary of State                Entity No. C28502-1999
                                         State of Nevada

              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock

1. Name of Corporation: Quamtel, Inc.

2. The articles have been changed as follows: Article I is amended to change the name of the corporation to DataJack, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 59,804,764 (54.9%).

4. Effective date and time of filing: Date: 12/31/2012 Time: 11:59 PM.

5. Signature


/s/ Stuart Ehrlich
----------------------------------------
Stuart Ehrlich, President